                                                                     Exhibit 4.2

--------------------------------------------------------------------------------

                                  $200,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 29, 1999

                                     among

                                 ABC-NACO INC.,

                       ABC-NACO de MEXICO, S.A. de C.V.,

                           DOMINION CASTINGS LIMITED,

                            BANK OF AMERICA CANADA,
                         as Canadian Revolving Lender,


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                  as Agent and Letter of Credit Issuing Lender

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                  Arranged By

                     NATIONSBANC MONTGOMERY SECURITIES LLC

--------------------------------------------------------------------------------

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

          This Amended and Restated Credit Agreement (this "Agreement") is entered into as of October 29, 1999, by the and among ABC-NACO Inc., a Delaware corporation (the "Company"), ABC-NACO de Mexico, S.A. de C.V., a Mexican corporation (the "Mexican Borrower"), Dominion Castings Limited, an Ontario corporation (the "Canadian Borrower" and, together with the Company and the Mexican Borrower, the "Borrowers"), each of the several financial institutions signatory hereto (collectively, the "Majority Lenders") and Bank of America, National Association (f/k/a Bank of America National Trust and Savings Association) individually and as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement hereinafter referred to.


                                   RECITALS
                                   --------

          A. The Borrowers, Bank of America Canada, as Canadian Revolving Lender, the financial institutions from time to time party thereto and the Agent and Letter of Credit Issuing Lender are parties to that certain credit agreement dated as of February 19, 1999, as amended by that certain Amendment, Waiver and Release Agreement dated as of October 12, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.

          B. The Borrowers, the Agent and the Majority Lenders have agreed to further amend the Credit Agreement on terms and conditions herein set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below, subject to the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendments to Credit Agreement. Effective as of October 29, 1999, the Credit Agreement is hereby amended as follows:

               (a) Section 1.01 of the Credit Agreement is amended by inserting a new row at the end of the table in the definition of "Applicable Margin" as follows:

                                Offshore        Base        Commitment
                    Level         Rate          Rate           Fee
                    -----         ----          ----           ---
                     "VII         2.25%         1.25%         0.50%"

               (b) Section 1.01 of the Credit Agreement is further amended by deleting the definition of "Level VI" therein in its entirety and inserting in lieu thereof the following:

               ""Level VI" shall exist at any time the Leverage Ratio is less than 4.00:1.0 but greater than or equal to 3.50:1.0."

               (c) Section 1.01 of the Credit Agreement is further amended by adding the following new definition in appropriate alphabetical order:

               ""Level VII" shall exist at any time the Leverage Ratio is greater than or equal to 4.00:1.0."

               (d) Section 8.01 of the Credit Agreement is amended by deleting the "5,000,000" appearing in clause (l) of such Section and replacing it with "$10,000,000".

               (e) Section 8.05 of the Credit Agreement is amended by deleting the word "and" appearing at the end of clause (g) thereof and deleting clause
(h) in its entirety and inserting in lieu thereof the following:

               "(h) Indebtedness subordinate to the Indebtedness incurred pursuant to this Agreement; provided, that (i) the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed $175,000,000;
(ii) the rate at which interest accrues on such Indebtedness shall not exceed 15% per annum; (iii) the terms of such Indebtedness shall be satisfactory to the Agent, provided, that, the maturity date of such Indebtedness shall not be earlier than one year after the scheduled Termination Date, the covenants of such Indebtedness shall not be more restrictive than those set forth in this Agreement and the subordination terms of such Indebtedness shall be customary for transactions of similar nature; and

               (i) Indebtedness of the Company or any of its Subsidiaries in an aggregate amount outstanding at any time not to exceed $10,000,000, including without limitation Indebtedness incurred by any Foreign Subsidiary."

               (f) Section 8.14 of the Credit Agreement is amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

                "Period                                  Ratio
                 ------                                  -----

     From and including the last day of the
       fiscal quarter ended in October, 1999
       to but excluding the last day of the
       fiscal quarter ended in December, 1999           4.50:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       December, 1999 to but excluding the
       last day of the fiscal quarter ended
       in March, 2000                                   4.60:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in

       March, 2000 to but excluding the last
       day of the fiscal quarter ended in
       June, 2000                                       4.35:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       June, 2000 to but excluding the last
       day of the fiscal quarter ended in
       September, 2000                                  4.00:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       September, 2000 to but excluding the
       last day of the fiscal quarter ended
       in March, 2001                                   3.75:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       March, 2001 to but excluding the last
       day of the fiscal quarter ended in
       March, 2002                                      3.50:1.0

     Thereafter                                         3.25:1.0"

               (g) Section 8.15 of the Credit Agreement is amended by deleting the table therein in its entirety and substituting in lieu thereof the following:

                "Period                                  Ratio
                 ------                                  -----

     From and including the last day of the
       fiscal quarter ended in October, 1999
       to but excluding the last day of the
       fiscal quarter ended in December, 1999           3.25:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       December, 1999 to but excluding the
       last day of the fiscal quarter ended
       in March, 2000                                   3.35:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       March, 2000 to but excluding the last
       day of the fiscal quarter ended in
       June, 2000                                       3.25:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       June, 2000 to but excluding the last
       day of the fiscal quarter ended in
       September, 2000                                  3.00:1.0

     Thereafter, from and including the last
       day of the fiscal quarter ended in
       September, 2000 to but excluding the
       last day of the fiscal quarter ended
       in March, 2001                                   2.75:1.0

     Thereafter                                         2.50:1.0"

          2. Representations and Warranties of the Borrowers. The Borrowers represent and warrant that:

               (a) The execution, delivery and performance by each of the Borrowers of this Agreement have been duly authorized by all necessary corporate action and that this Agreement is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

               (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; and

               (c) After giving effect to this Agreement, no Default or Unmatured Default has occurred and is continuing.

          3. Conditions to Effectiveness of Agreement. This Agreement shall become effective on the date (the "Effective Date") each of the following conditions precedent is satisfied:

               (a) Execution and Delivery. The Borrowers, the Agent and the Majority Lenders shall have executed and delivered this Agreement.

               (b) No Defaults. After giving effect to this Agreement, no Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

               (c) Representations and Warranties. After giving effect to the amendments contemplated by this Agreement, the representations and warranties of the Borrowers contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

               (d) Reaffirmation of Guaranty. The Agent shall have received a Reaffirmation of Guaranty dated as of the Effective Date in the form of Exhibit A-1 and Exhibit A-2 attached hereto duly executed by each Guarantor.

               (e) Payment of Expenses. The Company shall have paid all of the fees and expenses of (i) Winston & Strawn, counsel to the Agent; (ii) Borden & Elliot, Canadian counsel to the Agent; and (iii) Ritch, Heather y Mueller, Mexican counsel to the Agent, incurred up to the Effective Date.

               (f) Payment of Amendment Fee. The Company shall have paid in full to the Agent for ratable distribution to each Lender an amount equal to 0.125% of the Commitment of such Lender.

          4.  Reference to and Effect Upon the Credit Agreement.

               (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended and restated hereby and the Credit Agreement is amended as set forth herein and is hereby restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein.

               (b) Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects.

               (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

          5. Costs and Expenses. The Company hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            (signature pages follow)

                             ABC-NACO INC.

                                 /s/ Vincent V. Rea
                             By: ___________________________________

                                   Vincent V. Rea
                             Name: _________________________________

                                    Vice President & Treasurer
                             Title: ________________________________


                             ABC-NACO de MEXICO S.A. de C.V.

                                 /s/ Vincent V. Rea
                             By: ___________________________________

                                   Vincent V. Rea
                             Name: _________________________________

                                    Vice President & Treasurer
                             Title: ________________________________


                             DOMINION CASTINGS LIMITED

                                 /s/ Vincent V. Rea
                             By: ___________________________________

                                   Vincent V. Rea
                             Name: _________________________________

                                    Vice President & Treasurer
                             Title: ________________________________

                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, as Agent

                                 /s/ David A. Johanson
                             By: ___________________________________

                                   David A. Johanson
                             Name: _________________________________

                                    Vice President
                             Title: ________________________________


                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, Individually as a Lender and as the Issuing Lender

                             By: ___________________________________

                             Name: _________________________________

                             Title: ________________________________

                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, as Agent


                             By: ___________________________________

                             Name: _________________________________

                             Title: ________________________________


                             BANK OF AMERICA, NATIONAL
                             ASSOCIATION, Individually as a Lender and as the Issuing Lender

                                 /s/ John J. Campanella
                             By: ___________________________________

                                   John J. Campanella
                             Name: _________________________________

                                    Senior Vice President
                             Title: ________________________________

                             ABN AMRO BANK  N.V., as a Lender

                                 /s/ David J. Thomas
                             By: ___________________________________

                                   David J. Thomas
                             Name: _________________________________

                                    Group Vice President
                             Title: ________________________________


                                 /s/ Gerald F. Mackin
                             By: ___________________________________

                                   Gerald F. Mackin
                             Name: _________________________________

                                    Vice President
                             Title: ________________________________

                             BANKBOSTON, N.A., as a Lender

                                 /s/ Mark Fawcett
                             By: ___________________________________

                                   MARK FAWCETT
                             Name: _________________________________

                                    VICE PRESIDENT
                             Title: ________________________________

                             BANK ONE, NA (Main Office Chicago), as a Lender

                                 /s/ Kevin L. Gillen
                             By: ___________________________________

                                   KEVIN L. GILLEN
                             Name: _________________________________

                                    VICE PRESIDENT
                             Title: ________________________________

                             FIRSTAR BANK MILWAUKEE, N.A., as a Lender

                                 /s/ Matthew J. Schulz
                             By: ___________________________________

                                   MATTHEW J. SCHULZ
                             Name: _________________________________

                                    COMMERCIAL BANKING OFFICER
                             Title: ________________________________

                             HARRIS TRUST AND SAVINGS BANK, as a
                             Lender

                                 /s/ Patrick J. McDonnell
                             By: ___________________________________

                                   Patrick J. McDonnell
                             Name: _________________________________

                                    Vice President
                             Title: ________________________________

                             LASALLE NATIONAL BANK, as a Lender

                                 /s/ Terri A. Maurer
                             By: ___________________________________

                                   TERRI A. MAURER
                             Name: _________________________________

                                    VICE PRESIDENT
                             Title: ________________________________

                             THE NORTHERN TRUST COMPANY, as a Lender

                                 /s/ Anne P. Rahm
                             By: ___________________________________

                                   Anne P. Rahm
                             Name: _________________________________

                                    Second Vice President
                             Title: ________________________________

                             PNC BANK, NATIONAL ASSOCIATION, as a
                             Lender

                                 /s/ Robert A. Krasnow
                             By: ___________________________________

                                   ROBERT A. KRASNOW
                             Name: _________________________________

                                    Senior Vice President
                             Title: ________________________________

                             U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                 /s/ Megan G. Mourning
                             By: ___________________________________

                                   MEGAN G. MOURNING
                             Name: _________________________________

                                    VICE PRESIDENT
                             Title: ________________________________

                             BANK OF AMERICA CANADA, as Canadian
                             Revolving Lender

                                 /s/ Richard J. Hall
                             By: ___________________________________

                                   Richard J. Hall
                             Name: _________________________________

                                    Vice President
                             Title: ________________________________

                           REAFFIRMATION OF GUARANTY
                           -------------------------

     Each of the undersigned acknowledges receipt of a copy of the Amended and Restated Credit Agreement (the "Amendment") dated October 29, 1999, consents to such Amendment and hereby reaffirms its obligations under that certain Subsidiary Guaranty dated February 19, 1999 by the direct and indirect subsidiaries of ABC-NACO Inc.

Dated as of October 29, 1999.



                                  NACO, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  ABC RAIL BRAKESHOE HOLDINGS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  ABC RAIL FRENCH HOLDINGS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________

                                  ABC RAIL PRODUCTS CHINA
                                  INVESTMENT CORPORATION

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  ABC RAIL SYSTEMS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  ABC RAIL (VIRGIN ISLANDS)
                                  CORPORATION

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  TRANSIT & RAIL SYSTEMS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  NATIONAL CASTINGS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________

                                  NACO FLOW PRODUCTS, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  NATIONAL ENGINEERED PRODUCTS
                                  COMPANY, INC.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________

                           REAFFIRMATION OF GUARANTY
                           -------------------------

     Each of the undersigned acknowledges receipt of a copy of the Amended and Restated Credit Agreement (the "Amendment") dated October 29, 1999, consents to such Amendment and hereby reaffirms its obligations under that certain Mexican Subsidiary Guaranty dated February 19, 1999, as amended by that certain Amendment of Mexican Subsidiary Guaranty dated as of October 12, 1999.

Dated as of October 29, 1999.



                                  ABC-NACO DE MEXICO, S.A. DE C.V.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  ABC-NACO SERVICIOS FERROVIARIOS,
                                  S.A. DE C.V.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  COMMERCIALIZADORA NATIONAL
                                  CASTINGS, S.A. DE C.V.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________

                                  NATIONAL CASTINGS DE MEXICO, S.A.
                                  DE C.V.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________


                                  SERVICIOS NATIONAL CASTINGS, S.A.
                                  DE C.V.

                                      /s/ Vincent V. Rea
                                  By: _______________________________________

                                        Vincent V. Rea
                                  Name: _____________________________________

                                         Vice President & Corporate Treasurer
                                  Title: ____________________________________